SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 24, 2004


                          MEASUREMENT SPECIALTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         NEW JERSEY                   001-11906                  22-2378738
(STATE OR OTHER JURISDICTION      (COMMISSION FILE             (IRS EMPLOYER
      OF INCORPORATION)                NUMBER)               IDENTIFICATION NO.)



              710 RT 46 EAST, SUITE 206, FAIRFIELD NEW JERSEY 07004
              -----------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 808-3020


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


     On June 24, 2004, Measurement Specialties, Inc. (the "Registrant") purchased all of the outstanding stock of Elekon Industries USA, a California Corporation ("Elekon") for $7.5 million, consisting of $4.5 million in cash paid at the closing and $3 million in deferred payments. Further, the principles of Elekon can earn up to an additional $3 million subject to the meeting of certain performance targets by the business.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)   Not  Applicable
     (b)   Not  Applicable
     (c)   The  following  exhibits  are  filed  herewith:


     EXHIBIT NO.   DESCRIPTION
     ------------  ------------
     Exhibit 99.1  Agreement of Purchase and Sale dated as of June 24,
                   2004 by and among Measurement Specialties, Inc. and
                   Thomas Dietiker and Wilma Dietiker

     Exhibit 99.2  Press Release of Measurement Specialties, Inc. dated
                   June 24, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          MEASUREMENT SPECIALTIES, INC.



Date:  June 28, 2004               By:  /s/  John  P.  Hopkins
                                        ------------------------------------
                                          John P. Hopkins
                                          Chief Financial Officer


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